Supplement to the
Fidelity's Pennsylvania Municipal Funds
February 28, 2001
Prospectus

On September 20, 2001, the Board of Trustees of Spartan Pennsylvania Municipal Money Market Fund authorized (1) a change to the fund's name, (2) the elimination of several transaction fees and exchange limits, and (3) a reduction in investment minimums.

The name of Spartan Pennsylvania Municipal Money Market Fund has been changed to Fidelity Pennsylvania Municipal Money Market Fund.

All Exchange Fees, Wire Transaction Fees, Checkwriting Fees and Account Closeout Fees have been eliminated. Therefore, the following information replaces similar information found in the "Fee Table" section on page 6. All other references to these fees in the prospectus should be disregarded.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan Pennsylvania Municipal Income onlyB	0.50%

A If a fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

The following information replaces the expense example for the fund found in the "Fee Table" section on page 7.

PA Municipal Money Market	1 year	$ 51
	3 years	$ 160
	5 years	$ 280
	10 years	$ 628

Additionally, the limit of four exchanges out of the fund per calendar year has been eliminated. Currently, there is no limit on the number of exchanges out of the fund, and all references to such a limit in the prospectus should be disregarded.

PFR-02-01 January 24, 2002
1.479534.112

The fund's minimum account balance and initial and subsequent purchase minimums have been lowered. The new minimums for the fund are as follows:

Fund Minimums
Initial Purchase	$5,000
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000

The following information replaces the third bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan Pennsylvania Municipal Money Market Fund on page 3.

  Normally investing at least 80% of its assets in municipal securities whose interest is exempt from federal income taxes.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan Pennsylvania Municipal Money Market Fund on page 8.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Pennsylvania personal income tax and invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Pennsylvania income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces similar information found in the first two paragraphs under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Pennsylvania, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Spartan Pennsylvania Municipal Money Market Fund on page 12.

Spartan Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Spartan Pennsylvania Municipal Income Fund on page 12.

Spartan Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.